UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 10, 2007
Natural Health Trends Corp.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-26272	59-2705336

(Commission File Number)	(IRS Employer Identification No.)

2050 Diplomat Drive, Dallas, Texas	75234

(Address of Principal Executive Offices)	(Zip Code)
(972) 241-4080

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Natural Health Trends Corp. (the “Company”) regretfully announced today that one of the members of its Board of Directors, Sir Brian Wolfson, passed away on May 10, 2007. Sir Brian had served as Vice Chairman of the Board of Directors since March 2006 and, prior to that, as Chairman of the Board of Directors since 2003. The Company is grateful for his many years of service and mourns his passing.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2007

NATURAL HEALTH TRENDS CORP.
By:	/s/ Chris Sharng
Chris Sharng
President